EXHIBIT INDEX

Exhibit Description

99.2 CERBCO,   Inc.  Unaudited  Pro  Forma  Condensed   Consolidated   Financial
     Statements.


                                                                   Exhibit 99.2

                                  CERBCO, Inc.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


     The following unaudited pro forma condensed consolidated financial statements of CERBCO, Inc. (the "Company") are derived from the application of pro forma adjustments to our historical consolidated financial statements and give effect to the sale by Insituform East, Incorporated ("East"), a majority owned subsidiary of the Company, to Insituform Technologies, Inc. of substantially all of East's non-real estate assets and on-going business. These statements do not reflect the subsequent sale of substantially all of East's real property pursuant to a Contract of Sale dated July 24, 2003.

     The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended June 30, 2002 and 2001, and the nine months ended March 31, 2003, have been prepared as if the transaction had been completed on July 1, 2000 and reflect the cessation of substantially all of the Company's operations as of that date. These statements do not reflect an estimated gain on the transaction of $4,510,000 (proceeds of $5,500,000 less the net book value of assets sold of $990,000) or estimated transaction expenses of $600,000.

     The unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 has been prepared as if the transaction had been completed on March 31, 2003.

     Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma condensed consolidated statements of operations do not purport to be indicative of what our operations would have been had the transaction taken place on the date indicated, nor does the unaudited pro forma condensed consolidated balance sheet purport to be representative of what our financial position would have been had the transaction taken place on the date indicated.

     These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our audited historical financial statements, and the related notes thereto, as filed with the Securities and Exchange Commission.

                                                                   Exhibit 99.2

                                  CERBCO, Inc.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                         Year Ended June 30, 2002
                                                     ---------------------------------------------------------------
                                                          As Reported        Adjustments to          Pro Forma
                                                                           Reflect Asset Sale
                                                     -------------------   ------------------    -------------------

Sales                                                 $    18,152,666       $   (17,421,204)  (1) $        731,462
                                                     -------------------   ------------------    -------------------
Costs and Expenses:
  Cost of sales                                             16,834,485          (16,121,314)  (1)          713,171
  Selling, general and administrative expenses               4,533,899           (3,133,899)  (2)        1,400,000
                                                     -------------------   ------------------    -------------------
    Total Costs and Expenses                                21,368,384          (19,255,213)             2,113,171
                                                     -------------------   ------------------    -------------------

Loss from Operations                                        (3,215,718)           1,834,009             (1,381,709)


Investment Income                                              499,178                    -                499,178
Interest Expense                                                (4,560)                   -                 (4,560)
Other Income (Expense) - net                                  (456,601)                   -               (456,601)
                                                     -------------------   -------------------   -------------------


Loss Before Income Taxes                                    (3,177,701)           1,834,009             (1,343,692)

Credit for Income Taxes                                       (886,500)                   -               (886,500)
                                                     -------------------   -------------------   -------------------
Loss Before Non-Owned Interests in Insituform East,
Inc.                                                        (2,291,201)           1,834,009               (457,192)

Non-Owned Interests in Loss of Insituform East, Inc.          854,752              (530,656)  (3)          324,096
                                                     -------------------   -------------------   -------------------

Net Loss                                              $    (1,436,449)      $     1,303,353       $       (133,096)
                                                     ===================   ===================   ===================

Basic and Diluted Loss Per Share                      $         (0.97)      $          0.88       $          (0.09)
                                                     ===================   ===================   ===================

Weighted Average Number of Shares                            1,482,956            1,482,956              1,482,956
                                                     ===================   ===================   ===================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                   Exhibit 99.2

                                  CERBCO, Inc.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                        Year Ended June 30, 2001
                                                     ---------------------------------------------------------------
                                                          As Reported        Adjustments to          Pro Forma
                                                                           Reflect Asset Sale
                                                     -------------------   -------------------   -------------------

Sales                                                 $    23,206,207       $   (21,797,811)  (1)  $     1,408,396
                                                     -------------------   -------------------   -------------------
Costs and Expenses:
  Cost of sales                                            21,385,064           (20,259,202)  (1)        1,125,862

  Selling, general and administrative expenses              5,138,268            (3,738,268)  (2)        1,400,000
                                                     -------------------   -------------------   -------------------
    Total Costs and Expenses                               26,523,332           (23,997,470)             2,525,862
                                                     -------------------   -------------------   -------------------


Loss from Operations                                       (3,317,125)            2,199,659             (1,117,466)

Investment Income                                             895,348                     -                895,348

Interest Expense                                              (15,260)                    -                (15,260)

Other Income (Expense) - net                                 (429,664)                    -               (429,664)
                                                     -------------------   -------------------   -------------------

Loss Before Income Taxes                                   (2,866,701)            2,199,659               (667,042)

Credit for Income Taxes                                    (1,002,000)                    -             (1,002,000)
                                                     -------------------   -------------------   -------------------
Earnings (Loss) Before Non-Owned Interests in
Insituform East, Inc.                                      (1,864,701)            2,199,659                334,958


Non-Owned Interests in Loss of Insituform East, Inc.        1,424,124              (885,515)  (3)          538,609
                                                     -------------------   -------------------   -------------------

Net Earnings (Loss)                                   $      (440,577)      $     1,314,144        $       873,567
                                                     ===================   ===================   ===================

Basic and Diluted Earnings (Loss) Per Share           $         (0.30)      $          0.89        $          0.59
                                                     ===================   ===================   ===================

Weighted Average Number of Shares                           1,482,956             1,482,956              1,482,956
                                                     ===================   ===================   ===================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                   Exhibit 99.2

                                  CERBCO, Inc.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                       Nine Months Ended March 31, 2003
                                                     --------------------------------------------------------------
                                                        As Reported         Adjustments to       Pro Forma
                                                                            Reflect Asset
                                                                                 Sale
                                                     -------------------   -----------------   -----------------

Sales                                                   $    6,452,940       $ (6,107,183)  (1) $      345,757
                                                     -------------------   -----------------   -----------------

Costs and Expenses:
  Cost of sales                                              7,168,302         (6,777,803)  (1)        390,499
  Selling, general and administrative expenses               2,257,911         (1,207,911)  (2)      1,050,000
                                                     -------------------   -----------------   -----------------
    Total Costs and Expenses                                 9,426,213         (7,985,714)           1,440,499
                                                     -------------------   -----------------   -----------------

Loss from Operations                                        (2,973,273)         1,878,531           (1,094,742)


Investment Income                                              222,171                  -              222,171
Interest Expense
                                                                     -                  -                    -

Other Income (Expense) - net                                   341,997                  -              341,997
                                                     -------------------   -----------------   -----------------

Loss Before Income Taxes                                    (2,409,105)         1,878,531             (530,574)


Provision for Income Taxes                                     105,000                  -              105,000
                                                     -------------------   -----------------   -----------------

Loss Before Non-Owned Interests in Insituform East,
Inc.                                                        (2,514,105)         1,878,531             (635,574)

Non-Owned Interests in Loss of Insituform East, Inc.         1,121,272           (839,824)  (3)        281,448
                                                     -------------------   -----------------   -----------------

Loss from Continuing Operations before Loss from
Goodwill Impairment                                         (1,392,833)         1,038,707             (354,126)


Loss from Goodwill Impairment                               (1,485,660)                 -           (1,485,660)
                                                     -------------------   -----------------   -----------------

Net Loss                                                $   (2,878,493)      $  1,038,707       $   (1,839,786)
                                                     ===================   =================   =================


Basic and Diluted Loss Per Share                        $        (1.94)      $       0.70       $        (1.24)
                                                     ===================   =================   =================

Weighted Average Number of Shares                            1,482,956          1,482,956            1,482,956
                                                     ===================   =================   =================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                   Exhibit 99.2
                                   CERBCO, Inc
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                                                                          As of March 31, 2003
                                                        ----------------------------------------------------------
                                                           As Reported       Adjustments to         Pro Forma
                                                                           Reflect Asset Sale
                                                        ----------------   -------------------   -----------------
                                     ASSETS
Current Assets:

Cash and cash equivalents                                $   5,594,281       $    4,950,000    (4)  $  9,944,281
                                                                                   (600,000)   (5)
Marketable securities
                                                             6,496,006                                 6,496,006
Accounts  receivable  - net of  allowance  for  doubtful
accounts                                                     2,059,732                    -            2,059,732
Inventories
                                                               792,270             (500,000)   (4)       292,270
Prepaid and refundable income taxes
                                                               106,612                    -              106,612
Prepaid expenses
                                                               212,477                    -              212,477
                                                        ----------------   -------------------   -----------------
  Total Current Assets                                      15,261,378            3,850,000           19,111,378


Property,   Plant   and   Equipment   -  at  cost   less
accumulated depreciation                                     6,262,395             (490,000)   (4)     5,732,395
                                                                                    (40,000)   (6)

Deferred Income Taxes - net of valuation allowance                   -                    -                    -

Cash in Escrow                                                       -              550,000    (4)       550,000

Cash Surrender Value of SERP Life Insurance                  1,785,003                    -            1,785,003

Marketable Securities                                        3,020,328                    -            3,020,328

Deposits and Other                                              44,489                    -               44,489
                                                        ----------------   -------------------   -----------------

    Total Assets                                         $  26,373,593       $    3,870,000         $ 30,243,593
                                                        ================   ===================   =================

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:

Accounts payable                                         $   1,246,502       $     (430,000)   (6)  $    816,502
Income taxwes payable                                           10,000                    -               10,000
                                                        ----------------   -------------------   -----------------
  Total Current Liabilities                                  1,256,502             (430,000)             826,502

Accrued SERP Liability                                       2,243,391                    -            2,243,391
                                                        ----------------   --------------------  -----------------
    Total Liabilities                                        3,499,893             (430,000)           3,069,893
                                                        ----------------   --------------------  -----------------
Commitments and Contingencies

Non-Owned Interests in Consolidated Subsidiaries             3,598,876                    -            3,598,876
                                                        ----------------   --------------------  -----------------

Stockholders' Equity:
Common  stock  -  $.10  par  value:   3,500,000   shares
authorized; 1,190,538 shares issued and outstanding            119,053                    -              119,053

Class B Common  stock - $.10 par value;  700,000  shares
authorized; 292,418 shares issued and outstanding               29,242                    -               29,242

Additional paid-in capital                                   7,527,278                    -            7,527,278


Retained earnings                                           11,599,251            4,510,000    (4)    15,899,251
                                                                                   (600,000)   (5)
                                                                                    390,000    (6)
                                                        ----------------   --------------------  -----------------
  Total Stockholders' Equity                                19,274,824            4,300,000           23,574,824
                                                        ----------------   --------------------  -----------------
    Total Liabilities and Stockholders' Equity           $  26,373,593       $    3,870,000         $ 30,243,593
                                                        ================   ====================  =================

See Notes to Unaudited Pro Forma Condensed  Consolidated Financial Statements.

                                                                   Exhibit 99.2

                                  CERBCO, Inc.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

(1) Pro forma results of operations for the fiscal years ended June 30, 2002 and 2001, and the nine months ended March 31, 2003, assume that substantially all operations of Insituform East, Inc. ("East"), the Company's only operating subsidiary, ceased as of the first day of the fiscal year on July 1, 2000. The only operations remaining are those of TRY TEK Machine Works, Inc. ("TRY TEK"), East's wholly-owned subsidiary.

(2) Adjustments to facility carrying costs, salaries and other selling, general and administrative costs to reflect estimated costs that continue until remaining assets are liquidated, liabilities are satisfied and the Company is potentially dissolved. Continuing costs are estimated to consist of the following:

                                                   Years Ended June 30,                 Nine Months Ended
                                        --------------------------------------------    -------------------------
                                               2002                    2001                  March 31, 2003
                                        --------------------    --------------------    -------------------------

         Personnel                            $ 900,000              $ 900,000                  $ 675,000
         Professional Fees                      100,000                100,000                     75,000
         Occupancy                              300,000                300,000                    225,000
         Other                                  100,000                100,000                     75,000
                                        --------------------    --------------------    -------------------------
                                             $1,400,000             $1,400,000                 $1,050,000
                                        ====================    ====================    =========================


(3) Adjustment to non-owned interests in the operating results of Insituform East, Inc. to reflect the pro forma non-owned portion of East's pro forma operating results for the period shown.

(4) The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2003 assumes that the transaction was completed on March 31, 2003. Transaction proceeds of $5,500,000, less $550,000 held in escrow, were received from the sale of certain inventories, equipment and other assets of East, resulting in a gain of $4,510,000 over the net book value of the assets sold.

(5) Adjustment to reflect the partial use of transaction proceeds to pay estimated transaction expenses of $600,000 on March 31, 2003.

(6) Adjustment to reflect the transfer to Insituform Technologies, Inc. under a side letter agreement of additional equipment of East in settlement of accrued and unpaid minimum royalties under sublicense agreements resulting in a gain of $390,000 over the net book value of the assets transferred.